Equipment Financing	12 Months Ended
Dec. 31, 2011
Equipment Financing [Abstract]
Equipment Financing
Note 11 - Equipment Financing

On August 27, 2009, we completed an equipment lease financing transaction with a financial institution.  Pursuant to the financing, we entered into various material agreements with the financial institution. These agreements are identified and summarized below.

We entered into a Master Lease Agreement dated as of July 28, 2009 with the financial institution pursuant to which we will sell to the financing institution certain telecommunications equipment to be installed at 1,981 of our customer's retail locations in exchange for a one time payment of $4,100,670 by the financial institution. We will pay to the financial institution 36 monthly lease payments and at the expiration of the equipment lease will pay the greater of the then in place fair market value of the equipment or 10% of the original purchase price.

We also entered into a security agreement with the financial institution pursuant to which we granted a first priority security interest in the equipment, whether now owned or hereafter acquired, and in our customer service agreements and service payments thereunder during the term of the equipment lease. We received a waiver from our 6.25% convertible note holder releasing their security interest in the equipment purchased under this sale lease-back financing.

The sale lease-back financing arrangement with the financial institution related to the purchase and deployment of certain digital signage equipment for a new customer.  As a result of this financing, we incurred an obligation to make 36 monthly payments of approximately $141,000 plus applicable sales taxes. The proceeds of the financing are being used to purchase and install the digital signage equipment for our customer and for general working capital purposes.  We have the right to terminate the lease after making 33 payments for a termination fee of the greater of approximately $451,000 or the in place fair market value of the equipment after which time we would own all of the equipment.  We have accounted for this arrangement as a capital lease.

For the year ended December 31, 2010, we had purchased approximately $101,013 of additional equipment that will be placed at the customer sites. During 2010 we had made lease payments totaling approximately $1,688,382 of which $1,235,203 was applied toward the outstanding lease and $453,179 was included in interest expense. Additionally, we expensed $50,268 of our lease acquisition fee of $150,792 which is being recognized over the life of the lease included in interest expense for the year ended December 31, 2010.

During 2011 we had made lease payments totaling approximately $1,688,382 of which $1,423,528 was applied toward the outstanding lease and $264,854 was included in interest expense. Additionally, we expensed $50,268 of our lease acquisition fee of $150,792 which is being recognized over the life of the lease included in interest expense for the year ended December 31, 2011.